SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)     June 24, 1999
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                         McNEIL REAL ESTATE FUND XI, LTD.
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             (Exact name of registrant as specified in its charter)





         California                    0-9783                 94-2669577
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code         (972)  448-5800
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Item 5.  Other Events
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On June 24, 1999,  McNeil Real Estate Fund IX, Ltd. , McNeil Real Estate Fund X,
Ltd., McNeil Real Estate Fund XI, Ltd. (the "Partnership"), McNeil Real Estate Fund XII, Ltd., McNeil Real Estate Fund XIV, Ltd., McNeil Real Estate Fund XV, Ltd., McNeil Real Estate Fund XX, L.P., McNeil Real Estate Fund XXI, L.P., McNeil Real Estate Fund XXII, L.P., McNeil Real Estate Fund XXIII, L.P., McNeil Real Estate Fund XXIV, L.P., McNeil Real Estate Fund XXV, L.P., McNeil Real Estate Fund XXVI, L.P., McNeil Real Estate Fund XXVII, L.P., Hearth Hollow Associates, L.P., McNeil Midwest Properties I, L.P., Regency North Associates, L.P., Fairfax Associates II, Ltd. ("Fairfax"), McNeil Summerhill I, L.P ("Summer hill" and, collectively, the "McNeil Partnerships"), McNeil Partners, L.P., the general partner of the Partnership (the "General Partner"), McNeil Investors, Inc., McNeil Real Estate Management, Inc. ("McREMI"), McNeil Summerhill, Inc. and Robert A. McNeil entered into a definitive acquisition agreement (the "Master Agreement") with WXI/McN Realty L.L.C. ("Newco"), an affiliate of Whitehall Street Real Estate Limited Partnership XI, a real estate investment fund managed by Goldman, Sachs & Co., whereby Newco and its subsidiaries will acquire the McNeil Partnerships. The Master Agreement provides that the McNeil Partnerships (other than Fairfax and Summerhill which are wholly-owned by Robert
A. McNeil and related parties) will be merged with subsidiaries of Newco. The Master Agreement also provides for the acquisition by Newco and its subsidiaries of the general partnership interests and limited partnership interests in Fairfax and Summerhill and the assets of McREMI. The aggregate consideration in the transaction, including the assumption or prepayment of all outstanding mortgage debt of the McNeil Partnerships, is $644,439,803.

Pursuant to the terms of the Master Agreement, the limited partners in the Partnership will receive cash on the closing date of the transaction (the "Closing Date") in exchange for their limited partnership interests. In addition, the Partnership will declare a special distribution to its limited partners on the Closing Date equal to its then positive net working capital balance, if any. The estimated aggregate consideration and net working capital distribution to be received per unit of limited partnership interest in the Partnership is currently estimated as $221.

On the Closing Date, McNeil Partners, L.P., the general partner of the Partnership, will receive an equity interest in Newco in exchange for its contribution to Newco of the general partnership interests in the McNeil Partnerships, the limited partnership interests in Fairfax and Summerhill and the assets of McREMI.


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The  Partnership's  participation  in the transaction is subject to, among other conditions, the approval by a majority of the limited partners of the Partnership.

The foregoing is a summary only and is qualified in its entirety by reference to the Master Agreement, which is filed as an exhibit hereto.

On June 25, 1999, the General Partner issued a press release announcing the signing of the Master Agreement. A copy of the press release is filed as an exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c) Exhibits.

         The following exhibits are filed as part of this report:

         2.1 Master Agreement, dated as of June 24, 1999, by and among WXI/McN Realty, L.L.C., McNeil Real Estate Fund IX, Ltd., McNeil Real Estate Fund X, Ltd., McNeil Real Estate Fund XI, Ltd., McNeil Real Estate Fund XII, Ltd., McNeil Real Estate Fund XIV, Ltd., McNeil Real Estate Fund XV, Ltd., McNeil Real Estate Fund XX, L.P., McNeil Real Estate Fund XXI, L.P., McNeil Real Estate Fund XXII, L.P., McNeil Real Estate Fund XXIII, L.P., McNeil Real Estate Fund XXIV, L.P., McNeil Real Estate Fund XXV, L.P., McNeil Real Estate Fund XXVI, L.P., McNeil Real Estate Fund XXVII, L.P., Hearth Hollow Associates, L.P., McNeil Midwest Properties I, L.P., Regency North Associates, L.P., Fairfax Associates II, Ltd., McNeil Summerhill I, L.P, McNeil Investors, Inc., McNeil Partners, L.P., McNeil Real Estate Management, Inc., McNeil Summerhill, Inc. and Robert A. McNeil.

                  Incorporated by reference to Form 8-K of McNeil Real Estate Fund IX, Ltd. (File No. 0-9026) dated June 24, 1999 as filed with the Securities and Exchange Commission on June 29, 1999.

         99.1     Press release of McNeil Partners, L.P. dated June 25, 1999.

                  Incorporated by reference to Form 8-K of McNeil Real Estate Fund IX, Ltd. (File No. 0-9026) dated June 24, 1999 as filed with the Securities and Exchange Commission on June 29, 1999.

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                         McNEIL REAL ESTATE FUND XI, Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                               McNEIL REAL ESTATE FUND XI, Ltd.



June 29, 1999                  By: /s/  Brandon K. Flaming
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Date                               Brandon K. Flaming
                                   Vice President of McNeil Investors, Inc.
                                   (Principal Accounting Officer)